SIXTH AMENDMENT TO CREDIT AGREEMENT
                    -----------------------------------

               SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 1997, among SULLIVAN COMMUNICATIONS, INC. ("Communications"), SULLIVAN GRAPHICS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BT COMMERCIAL CORPORATION, as Agent (the "Agent") for the Lenders, and BANKERS TRUST COMPANY, as Issuing Bank (the "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                           W I T N E S S E T H :
                           -------------------

               WHEREAS, Communications, the Borrower, the Lenders, the Agent and the Issuing Bank are parties to a Credit Agreement, dated as of August 15, 1995 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

               WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

               NOW, THEREFORE, it is agreed:

               1. The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (D) thereof and inserting in lieu thereof the phrase ", minus" and (ii) inserting at the end of said definition the following new clause:

               "(E) an amount equal to (i) on any date prior to December 31, 1997, $4,000,000, (ii) on any date from and including December 31 to and including March 30, 1998, $3,000,000 and (iii) on any date thereafter, 0.".

               2. Section 1.1 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

               "New Term Loan Agreement" shall mean a term loan agreement to be entered into among Communications, the Borrower, the financial institutions a party thereto and Bankers Trust Company, as Administrative Agent thereunder, providing for the making of up $25,000,0000 aggregate principal amount of term loans to the Borrower, as same may be amended, modified or supplemented from time to time. It is understood that the new Term Loan Agreement shall be on terms and conditions substantially in accordance with the provisions attached as Exhibit A to the Sixth Amendment, with such changes as would be permitted pursuant to Permitted New Term Loan Amendments.

               "New Term Loan Documents" shall mean the New Term Loan Agreement and all guaranties, security documents and other documents
         (including, without limitation, all Credit Documents as defined in the New Term Loan Agreement) delivered pursuant to the requirements of the New Term Loan Agreement.

               "Permitted New Term Loan Amendments" shall mean any amendment, modification or waiver to the New Term Loan Agreement and/or any other New Term Loan Documents (x) which makes such document or documents less restrictive or waives any provision contained therein or (y) which makes the covenants, defaults or other provisions contained in the New Term Loan Agreement more restrictive, provided that any such Permitted New Term Facility Amendment pursuant to clause (y) of this definition (i) is deemed necessary or desirable in connection with the syndication of the New Term Loan Agreement by the lenders thereunder and (ii) does not make the covenants, defaults or other provisions contained therein more restrictive than those contained in this Credit Agreement.

               "Sixth Amendment" shall mean the Sixth Amendment to this Credit Agreement, dated as of June 30, 1997, among Communications, the Borrower, various of the Lenders, the Agent and the Issuing Bank.

               3. Section 2.6(f) of the Credit Agreement is hereby Amended by inserting at the end thereof the following new sentence:

         "Notwithstanding anything to the contrary contained above, with respect to mandatory repayments pursuant to this Section 2.6(f) only as a result of equity issuances by Communications, at the time of each event giving rise to a mandatory repayment pursuant to such Section, to the extent the amount otherwise required to be applied pursuant to the terms of said Section is used to permanently repay Indebtedness under the New Term Loan Agreement, the amount so applied shall apply to reduce the amount of the mandatory repayment otherwise required pursuant to this Section 2.6(f)."

               4. Section 7.1(a) of the Credit Agreement is hereby amended by inserting the parenthetical "(or, in the case of fiscal year 1997 only, 120 days)" immediately following the phrase "90 days" contained in the first sentence of said Section.

               5. Section 7.1(b) of the Credit Agreement is hereby amended by inserting immediately following the phrase "in any event within 45 days" appearing in the first sentence thereof the parenthetical "and in any event not later than July 20, 1998 in the case of the fiscal quarter ending on, or closest to, June 30, 1998)".

               6. Section 8.2 (c) of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the phrase "other Credit Documents" appearing therein:

         "(it being understood and agreed that, from and after the date of any extension of loans pursuant to Section 8.3(l), all such loans and obligations relating thereto may be secured pursuant to the Credit Documents, on a second-priority basis to the Obligations, in accordance with the amendments to the various Collateral Documents authorized pursuant to the Sixth Amendment, and any Collateral Documents thereafter entered into may likewise secure such Indebtedness and related obligations pursuant to 8.3(l) on substantially the same basis)".

               7.  Section 8.3 of the Credit Agreement is hereby amended by
(i) deleting the period at the end of clause (l) of said Section and inserting a semicolon in lieu thereof, (ii) redesignating clause (m) of said Section as clause (n), (iii) deleting the text "(l)" appearing in redesignated clause
(n) of said Section and inserting in lieu thereof the text "(m)" and (iv) inserting the following new clause (m) immediately after clause (l) of said
Section:

               "(m) Indebtedness of the Borrower in an aggregate principal amount not to exceed $25,000,000 (less any payments of principal thereon) in respect of loans made pursuant to the New Term Loan Agreement and guarantees thereof by the Guarantors; provided that the cash proceeds of the loans under the New Term Loan Agreement (net of any costs, fees and expenses payable in connection therewith) are used by the Borrower to repay outstanding Revolving Loans hereunder (although no reduction to the Total Revolving Loan Commitment shall be required in connection therewith); and".

               8. Section 8.9 of the Credit Agreement is hereby amended by deleting in its entirety the table appearing in said Section and inserting in lieu thereof the following new table:

         "Fiscal Quarter Ended                 Minimum EBITDA
         ---------------------                 --------------

         March 31, 1997                         $46,600,000
         June 30, 1997                          $45,700,000
         September 30, 1997                     $43,500,000
         December 31, 1997                      $41,500,000
         March 31, 1998                         $44,200,000
         June 30, 1998                          $50,100,000
         September 30, 1998                     $62,000,000
         December 31, 1998                      $63,000,000
         March 31, 1999                         $65,000,000
         June 30, 1999                          $65,000,000
         September 30, 1999                     $66,000,000
         December 31, 1999                      $67,000,000
         Each fiscal quarter
           ended thereafter                     $68,000,000

; provided, that should the Borrower fail to deliver the financial statements and accompanying information for the fiscal quarter ended June 30, 1998 by July 20, 1998 as required by to Section 7.1(b), EBITDA of the Borrower required to be achieved (x) for the period ending June 30, 1998 shall be $61,000,000 and (y) for each period ending after June 30, 1998 shall be respective amount as provided in the Credit Agreement before giving effect to the Sixth Amendment, in each case rather than the amount set forth for such period in the table above."

               9. Section 8.10 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end thereof the following parenthetical:

         "(or, for the three fiscal quarters ended June 30, 1997, December 31, 1997 and June 30, 1998, 1.05:1.0, provided that should the Borrower fail to deliver the financial statements and accompanying information for the fiscal quarter ended June 30, 1998 by July 20, 1998 as required by Section 7.1(b), the minimum Current Ratio for the fiscal quarter ended June 30, 1998 shall be 1.1:1.0 rather than 1.05:1.0)".

               10. Section 8.11 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting in lieu thereof the following new table:

         "Fiscal Quarter Ended         Minimum Fixed Charge Ratio
         ---------------------         --------------------------

          March 31, 1997                        0.68:1.0
          June 30, 1997                         0.60:1.0
          September 30, 1997                    0.60:1.0
          December 31, 1997                     0.60:1.0
          March 31, 1998                        0.67:1.0
          June 30, 1998                         0.72:1.0
          Each fiscal quarter
           ended thereafter                     0.80:1.0

; provided that should the Borrower fail to deliver the financial statements and accompanying information for the fiscal quarter ended June 30, 1998 by July 20, 1998 as required by to Section 7.1(b), the Minimum Fixed Charge Ratio required to be achieved (x) for the period ending June 30, 1998 shall be 0.80:1.0 and (y) for each period ending after June 30, 1998 shall be respective amount as provided in the Credit Agreement before giving effect to the Sixth Amendment, in each case rather than the ratio set forth for such period in the table above."

               11.  Section 8.12 of the Credit Agreement is hereby amended by
(i) deleting the word "or" at the end of clause (iii) of said Section and inserting in lieu thereof a comma and (ii) inserting immediately prior to the period at the end of said Section the following new clauses:

         ", (v) after any incurrence of Indebtedness pursuant to Section 8.3(l), make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on or voluntary or optional redemption of or acquisition for value of, exchange or purchase, redeem or acquire for value (whether as a result of a Change of Control, the consummation of asset sales or otherwise) any of the Indebtedness outstanding pursuant to the New Term Loan Agreement except payments or prepayments with proceeds of sales or issuances of equity of Communications or (vi) amend or modify, or permit the amendment or modification of, any provision of the New Term Loan Agreement or the other New Term Loan Documents other than (a) Permitted New Term Facility Amendments and (b) modifications to the Collateral Documents made in accordance with the respective terms and provisions thereof".

               12. Section 9.1(c)(i) of the Credit Agreement is hereby amended by inserting the phrase "or fail to deliver, by July 20, 1998, financial statements and accompanying information for the fiscal quarter ended June 30, 1998 as required by Section 9.1(b)" immediately prior to the comma at the end thereof.

               13. The Banks hereby agree that if and when the New Term Loan Agreement is entered into by the parties thereto and loans are made thereunder, then Communications, the Borrower, the Subsidiary Guarantors and the Collateral Agent shall be permitted (and are hereby authorized) (i) to enter into amendments to the Pledge Agreement substantially in the form of Exhibit H-2 hereto, (ii) to enter into amendments to the Security Agreement substantially in the form of Exhibit I-2 hereto, (iii) to enter into such amendments to the Mortgages, the Canadian Debenture and the Canadian Pledge Agreement as they may deem necessary and desirable in light of the New Term Loan Agreement so long as any such amendments are consistent with the amendments described in clauses (i) and (ii) of this Section 13, (iv) to enter into revised Lockbox Agreements, Blocked Account Agreements and Concentration Account Agreements substantially in the forms of Exhibits D-1, D-2 and D-3 hereto, respectively, and (v) to obtain new Collateral Access Agreements in the form of Exhibit N hereto. Furthermore, from and after the date of the occurrences described above in this Section 13, and on a prospective basis, all Collateral Assignments of Equipment Purchase Contracts shall be in the form of Exhibit B hereto, and any new Lockbox Agreement, Blocked Account Agreement, Concentration Account Agreement or Collateral Access Agreement shall be entered into in the forms of Exhibits B, D-1, D-2, D-3 or N hereto, respectively, rather than in the forms originally annexed as said Exhibits pursuant to the Credit Agreement.

               14. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists as of the Sixth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Sixth Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

               15. The Borrower hereby agrees to pay to the Agent for the account of each Non-Defaulting Lender which has approved, executed and delivered a copy of this Amendment as set forth in Section 20 hereof a fee equal to 1/5 of 1% of (x) such Lender's Revolving Loan Commitment in effect at the time of such payment and (y) the principal amount of the Term Loans made by such Lender that are outstanding at the time of such payment.

               16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

               18. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

               19. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of Communications, the Borrower, each Subsidiary Guarantor and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Agent at 14 Wall Street, New York, New York 10005 Attention: Bruce Addison.

               20. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                             *       *       *


               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                       SULLIVAN COMMUNICATIONS, INC.


                                       By
                                          -----------------------------
                                          Title:


                                       SULLIVAN GRAPHICS, INC.


                                       By
                                          -----------------------------
                                          Title:


                                       BT COMMERCIAL CORPORATION,
                                        Individually and as Agent


                                       By
                                          -----------------------------
                                          Title:


                                       BTM CAPITAL CORPORATION


                                       By
                                          -----------------------------
                                          Title:


                                       BNY FINANCIAL CORPORATION
                                       (successor by merger to THE BANK OF
                                       NEW YORK COMMERCIAL CORPORATION)


                                       By
                                          -----------------------------
                                          Title:




                                       DEUTSCHE FINANCIAL SERVICES
                                       HOLDING CORP.


                                       By
                                          -----------------------------

                                          Title:


                                       FINOVA CAPITAL CORPORATION


                                       By
                                          -----------------------------
                                          Title:


                                       GIBRALTAR CORPORATION OF
                                       AMERICA


                                       By
                                          -----------------------------
                                          Title:


                                       LASALLE NATIONAL BANK


                                       By
                                          -----------------------------
                                          Title:


                                       SANWA BUSINESS CREDIT
                                       CORPORATION


                                       By
                                          -----------------------------
                                          Title:


                                       HELLER BUSINESS CREDIT
                                       CORPORATION


                                       By
                                          -----------------------------
                                          Title:




Each of the undersigned, each being a Subsidiary Guarantor pursuant to the Credit Agreement referenced in the foregoing Amendment and a party to various Collateral Documents, hereby acknowledges and agrees to the foregoing provisions of the Amendment.

Acknowledged and
Agreed this _______ day
of _______, 1997.


                                       AMERICAN IMAGES OF NORTH
                                          AMERICA, INC.


                                       By
                                          -----------------------------
                                          Name:
                                          Title:


                                       SULLIVAN MARKETING, INC.


                                       By
                                          -----------------------------
                                          Name:
                                          Title:


                                       SULLIVAN MEDIA CORPORATION


                                       By
                                          -----------------------------
                                          Name:
                                          Title: